UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21593

Kayne Anderson MLP Investment Company

(Exact name of registrant as specified in charter)

1800 Avenue of the Stars, Second Floor, Los Angeles, California	90067

(Address of principal executive offices)	(Zip code)

David Shladovsky, Esq.

Kayne Anderson Capital Advisors, L.P., 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067

(Name and address of agent for service)

Registrant’s telephone number, including area code: (310) 556-2721

Date of fiscal year end: November 30, 2004

Date of reporting period: November 30, 2004

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

     The report of Kayne Anderson MLP Investment Company (the “Registrant”) to stockholders for the year ended November 30, 2004 is attached below.

Kayne Anderson

MLP Investment Company

ANNUAL REPORT
NOVEMBER 30, 2004

      CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This report contains “forward-looking statements” as defined under the U.S. Federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ from the Company’s historical experience and its present expectations or projections. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk and other risks discussed in the Company’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements. There is no assurance that Kayne Anderson MLP Investment Company’s investment objective will be attained.

KAYNE ANDERSON MLP INVESTMENT COMPANY

LETTER TO STOCKHOLDERS

January 21, 2005

Dear Fellow Stockholders:

      It has been an exciting and challenging first few months. We are pleased with both our progress in investing your capital and our performance to date. As of December 31, 2004, we had invested approximately $628.2 million in securities of MLPs and Other Midstream Companies, which is slightly ahead of the pace anticipated at the time of our initial public offering (“IPO”). As of that date, our portfolio consisted of $350.2 million in publicly traded securities and $278.0 million in “private” securities, representing four separate “private transactions”. Our net asset value (“NAV”) as of December 31, 2004 was up 2.3% to $24.25 per share, compared to $23.70 per share immediately following our IPO.

      One of the most difficult initial challenges for Kayne Anderson MLP Investment Company (the “Company”) has been to strike a balance between two equally important, but often competing goals. First, we want to fully invest our IPO proceeds as quickly as possible in order to fully benefit from the investment performance of the MLP asset class. At the same time, we would like to maximize the return potential of every investment we make, which often requires us to be patient and wait for opportunities that can be especially attractive. For example, we believe we can achieve attractive returns when we provide financing necessary to complete an accretive acquisition. While we have been presented with many investment opportunities, we have been selective among these in order to keep adequate “dry powder” for future opportunities. In light of the size of our Company, as well as the MLP valuation levels at the end of September 2004 when we began to invest your capital, we have worked hard to balance these competing objectives and are pleased that we have been able to achieve our initial ramp-up investment objectives in a manner consistent with our business strategy.

Market Overview

      The MLP sector during calendar 2004 has once again exhibited strong performance. For that period, a market-weighted composite of 34 MLPs (the “MLP Composite”) generated a total return of approximately 16.0% (total return is defined as unit price appreciation plus distributions). Coal MLPs (which represent only 5% of total MLP equity capitalization and are the most sensitive to commodity prices) were the strongest performing sub-sector, generating total returns of approximately 82.9%. These returns were the result of a substantial increase in coal prices, which caused both cash flows to increase and yields to decline. At calendar year-end, the three Coal MLPs had an average yield of 4.1%. The Pipeline MLP sub-sector also had a strong performance, with total returns of 14.3%. This strong performance was principally driven by increasing distributions, which rose 9.1% on average from the fourth quarter of 2003 to the fourth quarter of 2004. Average yields for this sub-sector also declined, from 6.5% to 6.2% over the calendar year. The Propane MLP sub-sector generated total returns of (2.6)% during 2004. This performance was largely due to the financial difficulties experienced by Star Gas Partners, which was forced to suspend its distribution. The other four Propane MLPs (excluding Star Gas Partners) generated total returns of 9.3% during calendar 2004. There were several successful energy MLP IPOs completed during calendar 2004, including Copano Energy, Holly Energy Partners, K-Sea Transportation Partners and U.S. Shipping Partners. These IPOs ended the year at prices that averaged 42% above their IPO prices.

KAYNE ANDERSON MLP INVESTMENT COMPANY

LETTER TO STOCKHOLDERS — (CONTINUED)

      The monthly performance of the MLP Composite is shown in the table below. As you can see, the performance of MLPs was especially strong in the second half of 2004. There was a substantial downturn in April, when interest rates moved higher. From May through December, the MLP Composite generated a total return of 23.5%.

MLP Composite — Total Returns by Month (%)

Total
Month	Return

January	(1.9)
February	0.9
March	3.2
April	(8.0)
May	(0.6)
June	2.7
July	3.8
August	3.5
September	5.2
October	(0.5)
November	4.8
December	2.7

Source: FactSet Research Systems Inc.

2005 Outlook

      We expect a number of factors to impact the performance of MLPs in 2005. We believe that significant investment challenges exist, while opportunities remain excellent. Just as performance among different sub-sectors of the MLP universe (coal, pipelines and propane) varied in 2004, individual performance within these sub-sectors also varied widely. We believe this will again be the case in 2005, and as a result, stock selection will be an important key to long-term investment success. We believe that the acquisition prospects for MLPs remain quite good, with many packages of midstream assets on the market or available for sale that fit well in the portfolios of many MLPs. We expect that acquisitions will continue to be accretive, with lower financing costs helping to offset higher acquisition multiples.

      The Wall Street consensus expectation is that interest rates will trend higher over the course of 2005. In a rising interest rate environment, we believe that stock selection will be critical in identifying those MLPs that will be able to increase distributions to offset higher interest rates, and where relative valuations will change as the prospects of individual MLPs improve or are reduced. We are spending much of our time analyzing the entire universe of MLPs and meeting with management teams to allow us to anticipate changes in trends and performance.

      MLP valuations, as measured by the spread between MLP yields and 10-year treasury rates, are higher (spreads lower) than the five-year average. We believe this is because of two factors. First, growth prospects for MLPs today are generally thought to be greater than they were five years ago, and we agree that this is indeed the situation. Second, with the passage of the recent legislation that facilitates the ownership of MLPs by mutual funds, and the raising of capital by other MLP-focused funds, there is much greater investor demand for MLPs than historically. We believe that MLPs, as a group, continue to offer above-average appeal with lower than average market risk. Current yield plus expected growth appears to well exceed the 8% to 9% long-term total return expected by many market strategists for the stock market. Equally important, most MLPs provide stable and predictable cash flow from “hard assets” and, by most measures of risk, provide lower risk than stocks. We remain confident that the long-term investment case for MLPs is very strong, and that our strategy of acquiring a balance of public and private securities will be successful in generating superior returns for our stockholders.

KAYNE ANDERSON MLP INVESTMENT COMPANY

LETTER TO STOCKHOLDERS — (CONCLUDED)

Fiscal 2004 Operating Highlights

      As of November 30, 2004, we had invested $380.0 million in MLPs and Other Midstream Companies. Approximately 83.5% of this was invested in MLP equities. In addition, we had invested 16.5% in MLP debt securities. Proceeds from our IPO that were not yet invested in portfolio companies were invested in short-term repurchase agreements.

      During the period from September 28, 2004 through November 30, 2004, we generated investment income of $2.6 million, consisting of interest income, dividends and MLP distributions. This figure does not include additional MLP distributions of $1.7 million that were treated as a return of capital. After expenses and income taxes, our net investment income for the period was $645,381. We also generated net realized and unrealized gains on investments of $10.2 million before tax and $6.1 million after tax during the period. In total, we recognized $4.5 million of taxes, of which $3.8 million was deferred.

      As a result, our net assets increased by $6.8 million during the period. On a per share basis, our NAV increased from $23.70 immediately following the IPO to $23.91 at the end of our fiscal year.

      The Company paid its first dividend of $0.25 per share to stockholders on January 14, 2005. This dividend represents an annualized yield of 6% on the IPO price of $25 per share. We expect a substantial portion of the dividends paid in 2005 to be treated as return of capital for stockholders’ income tax purposes; however, you will receive a tax notification (e.g., Form 1099) during January 2006 reflecting the final tax designation of the dividend.

      We look forward to continuing to execute on our business plan of achieving high after-tax total returns by investing in MLPs and Other Midstream Companies. We will communicate with you regularly through quarterly reports, conference calls, proxy statements, and press releases. We invite you to visit our website at www.kaynemlp.com for the latest updates.

Sincerely,

Kevin S. McCarthy

Chairman of the Board of Directors,
President and Chief Executive Officer

KAYNE ANDERSON MLP INVESTMENT COMPANY

LETTER TO STOCKHOLDERS — (CONCLUDED)

PORTFOLIO SUMMARY — AS OF NOVEMBER 30, 2004 (UNAUDITED)

Top 10 Holdings, by Issuer

		Percent of
Holding	Sector	Net Assets

1. Kinder Morgan Management, LLC	Pipeline MLP	12.8

2. Ferrellgas Partners, L.P.	Propane MLP	5.4

3. Enterprise Products Partners L.P.	Pipeline MLP	3.6

4. Plains All American Pipeline, L.P.	Pipeline MLP	3.5

5. Magellan Midstream Partners, L.P.	Pipeline MLP	3.5

6. Kaneb Pipe Line Partners, L.P.	Pipeline MLP	2.3

7. Enbridge Energy Partners, L.P.	Pipeline MLP	2.1

8. Enbridge Energy Management, L.L.C.	Pipeline MLP	1.9

9. Kinder Morgan Energy Partners, L.P.	Pipeline MLP	1.9

10. Kinder Morgan, Inc.	MLP Affiliates	1.5

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION
FOR THE PERIOD SEPTEMBER 28, 2004 THROUGH NOVEMBER 30, 2004

      This discussion contains forward looking statements and good faith estimates. The reader is referred to the disclosure on such matters at the beginning of this annual report.

      Kayne Anderson MLP Investment Company (the “Company”) began operations on September 28, 2004, following an initial public offering (“IPO”) of 30.0 million shares at $25.00 per share. On October 24, and November 14, the Company sold an additional 3.16 million shares in connection with the exercise of the underwriters’ over-allotment option. Total net proceeds to the Company, after underwriting discounts and expenses, were $786.0 million. By the end of the first fiscal period on November 30, 2004, the Company had investments in MLPs and other Midstream Energy Companies valued at $380.0 million. These investments included two private transactions valued at a total of $92.7 million. Proceeds not yet invested in portfolio companies were invested in fully-collateralized repurchase agreements.

      Subsequent to the end of the first fiscal period, the Company continued to purchase the securities of MLP and Other Midstream Companies in the public market, and it closed two additional private transactions during December. At the end of calendar 2004, the Company had invested in public equity and debt securities valued at $350.2 million and had invested in private transactions valued at $278.0 million. The total value at year-end of our long-term investments was $628.2 million. This is slightly ahead of the pace anticipated at the time of the IPO.

      During the period from September 28, 2004 to November 30, 2004, the Company earned $2.61 million in investment income. This consisted of $1.71 million of interest on repurchase agreements, $0.36 million of interest on fixed income investments, and $0.54 million in dividends and distributions from MLPs. The amount of dividends and distributions from MLPs were net of $1.67 million of distributions which were treated as return of capital. Expenses for the period were $1.53 million, which was in line with our initial budget. The advisory fee was accrued at 0.75% or the bottom fulcrum level based on the performance of the Company relative to the Standard & Poor’s 400 Utilities Index.

      Total realized and unrealized gains on investments (before taxes) were $10.21 million for the initial fiscal period. Pre-tax income, which included realized and unrealized gains and investment income, net of expenses, was $11.29 million. Accrued federal and state taxes at an estimated blended rate of 40% were $4.52 million. Net increase in net assets resulting from operations was $6.78 million or about 21¢ per share.

      Our beginning net asset value (“NAV”), after deducting underwriting costs and expenses, was $23.70. At the end of the initial fiscal period, the NAV was $23.91. The closing price of the stock on the New York Stock Exchange ranged between $25.69 and $24.87 during the initial fiscal period. The stock closed at $24.90 on November 30, 2004.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2004

	No. of
Description	Shares/Units	Value

Long-Term Investments — 47.9%
Equity Investments — 40.0%
Pipeline MLP(a) — 29.7%
Buckeye Partners, L.P.	162,800	$6,686,196
Copano Energy, L.L.C.(b)	66,400	1,638,752
Crosstex Energy, L.P.	66,000	2,047,980
Enbridge Energy Management, L.L.C.(c)	312,768	14,887,763
Enbridge Energy Partners, L.P.	338,000	16,788,460
Energy Transfer Partners, L.P.	98,700	5,327,826
Enterprise Products Partners L.P.	740,515	18,135,212
Genesis Energy, L.P.	53,800	657,436
Holly Energy Partners, L.P.(b)	35,200	1,171,808
Kaneb Pipe Line Partners, L.P.	307,900	18,458,605
Kinder Morgan Management, LLC(c)	1,203,923	49,180,241
Kinder Morgan Management, LLC(c)(d)	1,300,000	52,196,300
Magellan Midstream Partners, L.P.	266,100	15,492,342
MarkWest Energy Partners, L.P.	71,300	3,389,602
Northern Border Partners, L.P.	188,300	8,948,016
Pacific Energy Partners, L.P.	277,200	7,786,548
Plains All American Pipeline, L.P.	122,000	4,505,460
TC PipeLines, LP	7,785	299,723
TEPPCO Partners, L.P.	178,700	7,013,975
Valero L.P.	21,000	1,254,540

		235,866,785

Propane MLP — 5.6%
AmeriGas Partners, L.P.	17,600	526,064
Ferrellgas Partners, L.P.	125,200	2,582,876
Ferrellgas Partners, L.P. — Unregistered(d)	2,098,623	40,539,310
Inergy, L.P.	21,600	633,312

		44,281,562

Shipping MLP — 1.3%
Martin Midstream Partners L.P.	62,600	1,802,880
U.S. Shipping Partners L.P.(b)	328,900	8,206,055

		10,008,935

Coal MLP — 0.2%
Natural Resource Partners L.P.	29,900	1,578,720

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS — (CONTINUED)

	No. of
Description	Shares/Units	Value

MLP Affiliates — 2.9%
Atlas America, Inc.(e)	54,100	$1,717,134
Crosstex Energy, Inc.	100,885	4,062,639
Holly Corporation	40,000	1,126,800
Kinder Morgan, Inc.	166,800	11,559,240
MarkWest Hydrocarbon, Inc.	241,900	4,247,764

		22,713,577

Other Midstream Companies — 0.3%
Arlington Tankers Ltd.(b)	122,000	2,802,340

Total Equity Investments (Cost $306,609,767)		317,251,919

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000’s)

Fixed Income Investments — 7.9%
Pipeline MLP — 7.9%
Enterprise Products Operating L.P.	6.375%	02/01/13	$10,000	10,615,460
Kinder Morgan Energy Partners, L.P.	5.000	12/15/13	10,000	9,885,430
Kinder Morgan Energy Partners, L.P.	5.125	11/15/14	5,000	4,936,610
Magellan Midstream Partners, L.P.	5.650	10/15/16	12,000	11,978,544
MarkWest Energy Partners, L.P.	6.875	11/01/14	2,100	2,147,250
Plains All American Pipeline, L.P.	7.750	10/15/12	20,000	23,246,580

Total Fixed Income Investments (Cost $63,362,218)				62,809,874

Total Long-Term Investments (Cost $369,971,985)				380,061,793

	No. of
	Contracts

Short-Term Investments — 53.6%
Put Options Purchased — 0.0%
Kinder Morgan, Inc., expiring 01/21/05 @ $60.00(e)	1,000	5,000
Kinder Morgan, Inc., expiring 02/18/05 @ $60.00(e)	500	5,000

Total Put Options Purchased (Cost $162,000)		10,000

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS — (CONCLUDED)

	Interest	Maturity	Principal
Description	Rate	Date	Amount	Value

			(000’s)
Repurchase Agreement — 53.6%
Bear, Stearns & Co. Inc. (Agreement dated 11/30/04 to be repurchased at $424,597,276), collateralized by $436,888,298 in U.S. Government and Agencies (Cost $424,574,278)	1.950	12/01/04	$424,574	$424,574,278

Total Short-Term Investments (Cost $424,736,278)				424,584,278

Total Investments Before Options Written — 101.5% (Cost $794,708,263)				804,646,071

	No. of
	Contracts

Liabilities in Excess of Cash and Other Assets — (1.5)%
Call Options Written — (0.1)%
Kinder Morgan, Inc., expiring 01/21/05 @ $65.00(e)	1,000	(520,000)
Kinder Morgan, Inc., expiring 02/18/05 @ $70.00(e)	500	(90,000)

Total Call Options Written (premiums received $200,995)		(610,000)

Other Liabilities in Excess of Cash and Other Assets (1.4)%		(11,199,908)

Total Liabilities in Excess of Cash and Other Assets		(11,809,908)

Net Assets — 100.0%		$792,836,163

(a)	Includes Limited Liability Companies or L.L.C.s.

(b)	Non-income producing; security is expected to pay distributions within the next 12 months.

(c)	Distributions made are paid-in kind.

(d)	Fair valued security. These securities are restricted from public sale. The Company negotiates certain aspects of the method and timing of the disposition of these investments, including registration rights and related costs (See Notes 2 and 6).

(e)	Security is non-income producing.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2004

ASSETS
Investments, at fair value (Cost — $370,133,985)	$380,071,793
Investments in repurchase agreements (Cost — $424,574,278)	424,574,278

Total investments (Cost — $794,708,263)	804,646,071
Cash	47,329
Receivable for securities sold	347,300
Interest receivable	1,477,944
Dividends and distributions receivable	1,124,007
Prepaid expenses	153,984

Total Assets	807,796,635

LIABILITIES
Payable for securities purchased	7,792,693
Investment management fee payable	971,040
Call options written, at fair value (premiums received – $200,995)	610,000
Accrued directors’ fees and expenses	29,808
Accrued expenses and other liabilities	1,039,363
Current taxes	763,047
Deferred taxes	3,754,521

Total Liabilities	14,960,472

TOTAL NET ASSETS	$792,836,163

NET ASSETS CONSIST OF:
Common stock, $0.001 par value (33,165,900 shares issued and outstanding, 200,000,000 shares authorized)	$33,166
Paid-in capital	786,026,645
Undistributed net investment income, net of income taxes	645,381
Accumulated realized gains on investments and securities sold short, net of income taxes	413,689
Net unrealized gains on investments and options, net of income taxes	5,717,282

TOTAL NET ASSETS	$792,836,163

NET ASSET VALUE PER SHARE	$23.91

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF OPERATIONS
FOR THE PERIOD SEPTEMBER 28, 2004(1) THROUGH NOVEMBER 30, 2004

INVESTMENT INCOME
Income
Dividends and distributions	$2,210,157
Return of capital	(1,670,253)

Net dividends and distributions	539,904
Interest	2,067,733

Total Investment Income	2,607,637

Expenses
Advisory fees	971,040
Organizational expenses	150,000
Custodian fees and expenses	122,827
Administration fees	99,156
Audit fees	59,077
Insurance	34,192
Directors’ fees	29,808
Fund accounting fees	21,982
Reports to stockholders	16,739
Legal fees	10,520
Other expenses	16,661

Total Expenses — Before Taxes	1,532,002

Net Investment Income — Before Tax Expense	1,075,635

Current tax expense	(487,254)
Deferred tax benefit	57,000

Net Investment Income	645,381

REALIZED AND UNREALIZED GAIN ON INVESTMENTS, SECURITIES SOLD SHORT AND OPTIONS
Realized Gains
Investments	679,542
Securities sold short	9,940
Current tax expense	(275,793)

Net Realized Gains on Investments and Securities Sold Short	413,689

Net Change in Unrealized Gain/(Loss)
Investments	10,089,808
Options	(561,005)
Deferred tax expense	(3,811,521)

Net Change in Unrealized Gain on Investments and Options	5,717,282

Net Realized and Unrealized Gain on Investments, Securities Sold Short and Options	6,130,971

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,776,352

(1)	Commencement of operations.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD SEPTEMBER 28, 2004(1) THROUGH NOVEMBER 30, 2004

OPERATIONS
Net investment income	$645,381
Net realized gain on investments and securities sold short	413,689
Net change in unrealized gain on investments and options	5,717,282

Net Increase in Net Assets Resulting from Operations	6,776,352

CAPITAL SHARE TRANSACTIONS
Proceeds from initial public offering of 30,000,000 shares of common stock	750,000,000
Proceeds from issuance of 3,161,900 shares of common stock in connection with exercising an overallotment option granted to underwriters of the initial public offering	79,047,500
Underwriting discounts and offering costs associated with the issuance of common stock	(43,087,689)

Net Increase in Net Assets from Capital Stock Transactions	785,959,811

Total Increase in Net Assets	792,736,163

NET ASSETS
Beginning of period	100,000

End of period (includes undistributed net investment income of $645,381)	$792,836,163

(1)	Commencement of operations.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CASH FLOWS
FOR THE PERIOD SEPTEMBER 28, 2004(1) THROUGH NOVEMBER 30, 2004

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$6,776,352
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities
Deferred taxes	3,754,521
Amortization for bond premium	58,562
Increase in interest receivable	(1,477,944)
Increase in dividends and distributions receivable	(1,124,007)
Increase in prepaid expenses	(153,984)
Increase in investment management fee payable	971,040
Increase in accrued directors’ fees and expenses	29,808
Increase in accrued expenses and other liabilities	1,039,363
Increase in current taxes	763,047
Premiums received from call options written	200,995
Purchase of investments	(380,098,571)
Net purchase of short-term investments	(424,574,278)
Purchase of put options	(162,000)
Proceeds from sale of investments	16,532,646
Gain on investments	(689,482)
Return of capital distributions	1,670,253
Unrealized appreciation on investments and options	(9,528,803)

Net Cash Used in Operating Activities	(786,012,482)

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from the issuance of common stock	829,047,500
Underwriting discount and offering costs from the issuance of common stock	(43,087,689)

Net Cash Provided by Financing Activities	785,959,811

NET DECREASE IN CASH	(52,671)

CASH — BEGINNING OF PERIOD	100,000

CASH — END OF PERIOD	$47,329

(1)	Commencement of operations.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS
FOR THE PERIOD SEPTEMBER 28, 2004(1) THROUGH NOVEMBER 30, 2004

Per Share Operating Performance(2)
Net asset value, beginning of period	$23.70	(3)
Income from investment operations
Net investment income	0.02
Net realized and unrealized gain on investments, securities sold short and options	0.19

Total income from investment operations	0.21

Net asset value, end of period	$23.91

Per common stock market value, end of period	$24.90

Total investment return based on market value(4)	(0.40)%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$792,836
Ratio of expenses to average net assets, before taxes	1.20	% (5)
Ratio of expenses, excluding non-recurring organizational expenses, to average net assets	1.08	% (5)
Ratio of net investment income to average net assets, after taxes	0.50	% (5)
Net increase in net assets resulting from operations to average net assets	5.30	% (5)
Portfolio turnover rate	11.78	% (6)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)	Initial public offering price of $25.00 per share less underwriting discounts of $1.25 per share and offering costs of $0.05 per share.

(4)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Company’s dividend reinvestment plan.

(5)	Ratios are annualized since period is less than one full year.

(6)	Amount not annualized. Calculated based on the sales of $16,879,946 of long-term investments divided by the average long-term investment balance of $143,328,309.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

November 30, 2004

1.     Organization

      Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN”.

2.     Significant Accounting Policies

      A.     Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

      B.     Calculation of Net Asset Value — The Company determines its net asset value as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each month, and makes its net asset value available for publication monthly. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and dividends), less all of its liabilities (including accrued expenses, dividends payable, current and deferred and other accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

      C.     Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day, except for short sales and call options written, for which the last quoted asked price is used. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

      Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more are valued by the Company using a pricing service. Fixed income securities maturing within 60 days will be valued on an amortized cost basis.

      The Company holds securities that are privately issued or otherwise restricted. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most fairly reflects fair value of the security on the

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are initially valued by Kayne Anderson Capital Advisors, L.P.’s (“Kayne Anderson” or the “Adviser”) investment professionals responsible for the portfolio investments;

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of Kayne Anderson;

•	Valuation Committee. The Valuation Committee, a committee of the Company’s Board of Directors, meets on an as-needed basis when valuations are not readily determinable. The Valuation Committee’s valuations stands for intervening periods of time unless the Valuation Committee meets again at the request of Kayne Anderson, the Board of Directors, or the Committee itself. All valuation determinations of the Valuation Committee are subject to ratification by the Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by Kayne Anderson and the Valuation Committee, if applicable, and set valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

      At November 30, 2004, the Company held 11.70% of its net assets in securities valued at fair value as determined pursuant to procedures adopted by the Board of Directors, with an aggregate cost of $92,678,477 and fair value of $92,735,610. Although these securities may be resold in privately negotiated transactions, these values may differ from the values that would have been used had a ready market for these securities existed, and the differences could be material.

      Any option transaction that the Company enters into may, depending on the applicable market environment, have no value or a positive/negative value. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.

      D.     Repurchase Agreements — The Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which Kayne Anderson considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. Kayne Anderson monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

      E.     Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

      All short sales are fully collateralized. The Company maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.

      The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company segregates an equivalent amount of securities owned as collateral while the short sale is outstanding.

      The Company had no open short sales at November 30, 2004.

      F.     Option Writing — When the Company writes an option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Company. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

      G.     Security Transactions and Investment Income — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in MLPs generally are comprised of income and return of capital. For the period from September 28, 2004 (commencement of operations) through November 30, 2004, the Company recorded as return of capital the amount of $1,670,253 of dividends and distributions received from MLPs. This resulted in a reduction in the cost basis of the associated MLP investments. Net Realized Gains on Investments and Securities Sold Short and Net Change in Unrealized Appreciation of Investments and Options on the accompanying Statement of Operations includes $82,088 and $1,588,165, respectively, attributable to such dividends and distributions. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts.

      H.     Dividends to Stockholders — Dividends to stockholders are recorded on the ex-dividend date. The character of dividends made during the year may differ from their ultimate characterization for federal income tax purposes. The Company’s dividends, for book purposes, will be comprised of return of capital and ordinary income, which is based on the operating results of the Company. The Company is unable to make final determinations as to the character of the dividend until after the end of the calendar year. Since the first dividend paid to stockholders was in January 2005, the Company will inform stockholders of the final character of the dividend during January 2006.

      I.     Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains/(losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. To the extent the Company has a net deferred tax

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

asset, a valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset is not realized. Future realization of deferred income tax assets ultimately depends on the existence of sufficient taxable income of the appropriate character in either the carryback or carryforward period under the tax law.

      The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith and reviewed in accordance with the valuation process approved by the Board of Directors. From time to time the Company modifies its estimates or assumptions regarding the deferred tax liability as new information becomes available. To the extent such estimates or assumptions are modified, the net asset value may fluctuate.

      J.     Organization Expenses and Offering Costs — The Company is responsible for paying all organization expenses, which were expensed when the shares were issued. Such costs approximated $150,000. Offering costs related to the issuance of common stock were charged to additional paid-in capital when the shares were issued. Such costs approximated $1,635,000.

      K.     Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Concentration of Risk

      The Company’s investment objective is to seek a high level of total return with an emphasis on current dividends paid to its shareholders. Under normal circumstances, the Company intends to invest at least 85% of its total assets in securities of MLPs and other Midstream Energy Companies, and to invest at least 80% of its total assets in MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Company will be derived from the investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations. The Company may invest up to 15% of its total assets in any single issuer and a decline in value of the securities of such an issuer could significantly impact the net asset value of the Company. The Company may invest up to 20% of its total assets in debt securities, which may include below investment grade securities. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

4.	Agreements and Affiliations

      The Company has entered into an Investment Management Agreement with Kayne Anderson under which the Adviser, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provide investment advisory services to, the Company. For providing these services, the Adviser receives a management fee from the Company.

      Pursuant to the Investment Management Agreement the Company has agreed to pay the Adviser a basic management fee at an annual rate of 1.75% of the Company’s average total assets, adjusted upward or downward (by up to 1.00% of the Company’s average total assets, as defined), depending on to what extent, if

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

any, the Company’s investment performance for the relevant performance period exceeds or trails the Company’s “Benchmark” over the same period. The Company’s Benchmark is the total return (capital appreciation and reinvested dividends) of the Standard & Poor’s 400 Utilities Index plus 600 basis points (6.00%). Each 0.01% of difference of the Company’s performance compared to the performance of the Benchmark is multiplied by a performance fee adjustment of 0.002%, up to a maximum adjustment of 1.00% (as an annual rate). The Company calculates the total management fee based on the average total assets for the prior 12 months. For the period beginning with the commencement of the Company’s operations through the end of the Company’s first 12 months of operations (the “Initial Period”), on a quarterly fiscal basis the Company pays the Adviser a minimum management fee calculated at an annual rate of 0.75%. After this Initial Period, the basic management fee and the performance fee adjustment will be calculated and paid quarterly beginning with the quarter ending November 30, 2005, using a rolling 12-month performance period. Management fees in excess of those paid will be accrued monthly.

      The performance record for the Benchmark is based on the change in value of the Benchmark during the relevant performance period. During the Company’s first fiscal year, for purposes of calculating the performance fee adjustment, the Company’s initial net asset value is calculated net of the underwriter discount. At November 30, 2004, the Company has recorded accrued management fees at the annual rate of 0.75% based on the Company’s investment performance for the period September 28, 2004 through November 30, 2004.

      For purposes of calculating the management fee, the Company’s total assets are equal to the Company’s average monthly gross asset value (which includes assets attributable to or proceeds from the Company’s use of preferred stock, commercial paper or notes issuances and other borrowings), minus the sum of the Company’s accrued and unpaid dividends on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

      For the period September 28, 2004 through November 30, 2004, KA Associates, an affiliate of the Adviser, earned approximately $5,057 in brokerage commissions from portfolio transactions executed on behalf of the Company.

5.     Income Taxes

      Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of November 30, 2004 are as follows:

Deferred tax assets:
Organization costs	$(57,000)
Deferred tax liabilities:
Unrealized gains on investment securities	3,176,229
Distributions received from MLPs	635,292

Total net deferred tax liability	$3,754,521

      The components of income tax expense include $3,285,206 and $469,315 for deferred federal income taxes and state income taxes (net of the federal tax benefit), respectively.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

      Total income taxes have been computed by applying the Federal statutory income tax rate plus a blended state income tax rate totaling 40% to net investment income and realized and unrealized gains on investments before taxes.

      At November 30, 2004, the cost basis of investments for Federal income tax purposes was $794,507,268. At November 30, 2004, gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation	$11,271,707
Gross unrealized depreciation	(1,742,904)

Net unrealized appreciation	$9,528,803

6.     Restricted Securities

      Certain of the Company’s investments are restricted as to resale and are valued as determined in accordance with procedures established by the Board of Directors and more fully described in Note 2. The table below shows the number of units/shares held, the acquisition dates, aggregate costs, fair value as of November 30, 2004, value per unit/shares of such securities and percent of net assets which the securities comprise.

	Number of	Acquisition		Fair Value at	Value Per	Percent of
Security	Units/Shares	Date	Cost	11/30/04	Unit/Share	Net Assets

Ferrellgas Partners, L.P. — Unregistered	2,098,623	11/09/04	$40,050,017	$40,539,310	$19.32	5.11%
Kinder Morgan Management, LLC	1,300,000	11/04/04	52,628,460	52,196,300	40.15	6.59

Total			$92,678,477	$92,735,610		11.70%

7.     Call Options Written

      Transactions in written options for the period ended November 30, 2004 were as follows:

	Number of	Premiums
	Contracts	Received

Options outstanding at beginning of period	—	—
Options written	1,500	$200,995
Options terminated in closing purchase transactions	—	—
Options expired	—	—

Options outstanding at end of period	1,500	$200,995

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (CONCLUDED)

8.     Investment Transactions

      For the period ended November 30, 2004, the Company purchased and sold securities in the amount of $387,891,264 and $16,879,946 (excluding short-term investments and options), respectively.

9.     Subsequent Events

      On January 14, 2005, the Company paid a dividend to its stockholders in the amount of $0.25 per share. The dividend resulted in a dividend reinvestment of $5,400,602 being reinvested into the Company and the addition of 222,522 shares of common stock being issued.

10.     Contingent Investment

      On November 29, 2004, the Company entered into an agreement with Inergy, L.P. to purchase 2,946,955 common units for $75 million, contingent upon Inergy, L.P. closing the purchase of certain assets of Star Gas Partners, L.P. The conditions precedent for the consummation of the transaction were fulfilled and the transaction settled on December 17, 2004.

KAYNE ANDERSON MLP INVESTMENT COMPANY

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Kayne Anderson MLP Investment Company:

      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, changes in net assets and cash flows and the financial highlights present fairly, in all material respects, the financial position of Kayne Anderson MLP Investment Company (the “Company”) at November 30, 2004, and the results of its operations, the changes in its net assets, its cash flows and its financial highlights for the period September 28, 2004 (commencement of operations) through November 30, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California

January 21, 2005

KAYNE ANDERSON MLP INVESTMENT COMPANY

PRIVACY NOTICE (UNAUDITED)

      Kayne Anderson MLP Investment Company (the “Company”) considers privacy to be fundamental to our relationship with our stockholders. We are committed to maintaining the confidentiality, integrity and security of the non-public personal information of our stockholders and potential investors. Accordingly, we have developed internal policies to protect confidentiality while allowing stockholders’ needs to be met. This notice applies to former as well as current stockholders and potential investors who provide us with nonpublic personal information.

      We may collect several types of nonpublic personal information about stockholders or potential investors, including:

•	Information from forms that you may fill out and send to us or one of our affiliates or service providers in connection with an investment in the Company (such as name, address, and social security number).

•	Information you may give orally to us or one of our affiliates or service providers.

•	Information about your transactions with us, our affiliates, or other third parties, such as the amount stockholders have invested in the Company.

•	Information about any bank account stockholders or potential investors may use for transfers between a bank account and an account that holds or is expected to hold shares of our stock.

•	Information collected through an Internet “cookie” (an information collecting device from a web server based on your use of a web site).

      We may disclose all of the information we collect, as described above, to certain nonaffiliated third parties such as attorneys, accountants, auditors and persons or entities that are assessing our compliance with industry standards. Such third parties are required to uphold and maintain our privacy policy when handling your nonpublic personal information.

      We may disclose information about stockholders or potential investors at their request. We will not sell or disclose your nonpublic personal information to anyone except as disclosed above or as otherwise permitted or required by law.

      Within the Company and our affiliates, access to information about stockholders and potential investors is restricted to those personnel who need to know the information to service stockholder accounts. The personnel of the Company and our affiliates have been instructed to follow our procedures to protect the privacy of your information.

      We reserve the right to change this privacy notice in the future. Except as described in this privacy notice, we will not use your personal information for any other purpose unless we inform you how such information will be used at the time you disclose it or we obtain your permission to do so.

KAYNE ANDERSON MLP INVESTMENT COMPANY

DIVIDEND REINVESTMENT PLAN (UNAUDITED)

      If your common stock is registered directly with us or if you hold your common stock with a brokerage firm that participates in our Dividend Reinvestment Plan, unless you elect to receive your dividends or other distributions in cash, they will be automatically reinvested by the Plan Agent, American Stock Transfer & Trust Company, in additional common stock under the Dividend Reinvestment Plan (the “Plan”). If you elect to receive your dividends or other distributions in cash, you will receive them in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, as dividend paying agent.

      If you decide to participate in the Plan, the number of shares of common stock you will receive will be determined as follows:

(1) If our common stock is trading at or above net asset value at the time of valuation, we will issue new shares at a price equal to the greater of (i) our common stock’s net asset value on that date or (ii) 95% of the market price of our common stock on that date.

(2) If our common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for our common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by us. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

      You may withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone in accordance with such reasonable requirements as we and the Plan Agent may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus a $15.00 transaction fee and a brokerage commission.

      The Plan Agent maintains all common stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common stock in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to us. Any proxy you receive will include all common stock you have received under the Plan.

      There is no brokerage charge for reinvestment of your dividends or distributions in common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

      Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

      If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

      There is no direct service charge to participants in the Plan; however, we reserve the right to amend or terminate the Plan if in the judgment of the Board of Directors the change is warranted. We also reserve the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from American Stock Transfer & Trust Company at 59 Maiden Lane, New York, New York 10038. (888) 888-0317. www.amstock.com.

KAYNE ANDERSON MLP INVESTMENT COMPANY

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)

Term of
	Position(s)	Office/		Other
Name, Address	Held with	Time of	Principal Occupations During	Directorships Held
(Year Born)	Company	Service	Past Five Years	By Director/Officer

Independent Directors
Anne K. Costin* c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1950)	Director	3-year term/ served since July 2004	Ms. Costin is currently an Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York City. Ms. Costin had a 27-year career at Citigroup, and during the last five years she held the position of Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division, Citigroup Global Markets Inc.	None.

Steven C. Good c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1942)	Director	2-year term/ served since July 2004	Mr. Good is a senior partner at Good Swartz Brown & Berns LLP, which offers accounting, tax and business advisory services to middle market private and publicly-traded companies, their owners and their management. Mr. Good founded Block, Good and Gagerman in 1976, which later evolved in stages into Good Swartz Brown & Berns LLP.	Arden Realty, Inc.; OSI Systems, Inc.; and Big Dog Holdings, Inc.

Terrence J. Quinn c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1951)	Director	3-year term/ served since July 2004	Mr. Quinn is Chairman and CEO of Total Capital Corp., a start-up specialty commercial finance company. From 2000 to 2003, Mr. Quinn was a co-founder and managing partner of MTS Health Partners, a private merchant bank providing services to publicly-traded and privately held small to mid-sized companies in the healthcare industry. Prior to that, Mr. Quinn was a director and vice chairman of The Park Associates, Inc., a privately owned nursing home company chain.	NMC, Inc.

KAYNE ANDERSON MLP INVESTMENT COMPANY

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)(CONCLUDED)

Term of
	Position(s)	Office/		Other
Name, Address	Held with	Time of	Principal Occupations During	Directorships Held
(Year Born)	Company	Service	Past Five Years	By Director/Officer

Michael B. Targoff c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1944)	Director	1-year term/ served since July 2004	Mr. Targoff is a founder of Michael B. Targoff and Co., which was started in 1998 to seek active or controlling investments in telecommunications and related industries. From January 1996 through January 1998, Mr. Targoff was President and Chief Operating Officer of Loral Space and Communications Ltd.	Communication Power Industries; ViaSat; Infocrossing; and Leap Wireless International.

Interested Director and Officers
Kevin S. McCarthy** c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1959)	Chairman of the Board of Directors; President and Chief Executive Officer	2-year term as a Director, elected annually as an officer/served since July 2004	Mr. McCarthy has served as a Senior Managing Director of Kayne Anderson since June 2004. Prior to that, Mr. McCarthy was at UBS Securities LLC where he was Global Head of Energy. In this role, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibility for securities underwriting and mergers and acquisitions in the MLP industry. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated.	None.

Ralph Collins Walter c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1946)	Chief Financial Officer	Elected annually/served since July 2004	Mr. Walter has served as the Chief Operating Officer and Treasurer of Kayne Anderson since 2000. Before joining Kayne Anderson, he was the Chief Administrative Officer at ABN AMRO Inc., the U.S.-based, investment-banking arm of ABN- AMRO Bank.	Knox College.

David J. Shladovsky c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1960)	Secretary and Chief Compliance Officer	Elected annually/served since inception	Mr. Shladovsky has served as a Managing Director and General Counsel of Kayne Anderson since 1997.	None.

*	Solely as a result of her relationship with one of the underwriters of the Company’s initial public offering of common stock, Ms. Costin is an “interested person” of the Company in the 1940 Act, until six months after the completion of the initial public offering (May 2005).

**	Mr. McCarthy is an “interested person” of the Company by virtue of his employment relationship with the Company’s investment adviser.

KAYNE ANDERSON MLP INVESTMENT COMPANY

ANNUAL CERTIFICATION (UNAUDITED)

      The Company’s Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Company of the NYSE’s corporate governance listing standards.

PROXY VOTING (UNAUDITED)

      The policies and procedures that the Company uses to determine how to vote proxies relating to its portfolio securities are available:

•	by calling (877) 657-3863/ MLP-FUND;

•	on the Fund’s website, http://www.kaynemlp.com; or

•	on the website of the Securities and Exchange Commission, http://www.sec.gov.

KAYNE ANDERSON MLP INVESTMENT COMPANY

CHANGE TO NON-FUNDAMENTAL INVESTMENT POLICIES (UNAUDITED)

      On January 21, 2005, the Board of Directors of Kayne Anderson MLP Investment Company (the “Company”) unanimously voted to approve modifications to two of the Company’s non-fundamental investment policies. The modifications are shown below:

Former Policies	New Policies

We intend to invest at least 50% of our total assets in publicly traded securities of MLPs and other Midstream Energy Companies.	Under normal market conditions, we intend to invest 50% (but not less than 40%) of our total assets in publicly traded securities of MLPs and other Midstream Energy Companies.

We intend to invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies.	Under normal market conditions, we intend to invest 50% (but not more than 60%) of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies.

      The Company is required to give stockholders 60 days’ notice of these changes. Accordingly, the modifications to these non-fundamental policies will be effective as of April 1, 2005.

Directors and Corporate Officers
Kevin S. McCarthy	Chairman of the Board of Directors, President
and Chief Executive Officer
Anne K. Costin	Director
Steven C. Good	Director
Terrence J. Quinn	Director
Michael B. Targoff	Director
Ralph Collins Walter	Chief Financial Officer
David J. Shladovsky	Secretary and Chief Compliance Officer

Investment Adviser	Administrator
Kayne Anderson Capital Advisors, L.P.	Bear Stearns Funds Management Inc.
1800 Avenue of the Stars, Second Floor	383 Madison Avenue
Los Angeles, CA 90067	New York, NY 10179

1100 Louisiana Street, Suite 4550	Stock Transfer Agent and Registrar
Houston, TX 77002	American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

Custodian	Independent Registered Public Accounting Firm
Custodial Trust Company	PricewaterhouseCoopers LLP
101 Carnegie Center	350 South Grand Avenue
Princeton, NJ 08540	Los Angeles, CA 90071

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

For shareholder inquiries, registered shareholders should call (800) 937-5449. For general inquiries, please call (877) 657-3863/MLP-FUND; or visit us on the web at http://www.kaynemlp.com

This report, including the financial statements herein, is sent to the stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal accounting officer, and persons performing similar functions.

(b) Not applicable.

(c) Not applicable.

(d) Pursuant to Item 12(a), the Registrant is attaching as an exhibit (EX-99.CODE ETH) a copy of its code of ethics that applies to its principal executive officer, principal financial officer, and persons performing similar functions.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of directors has determined that the Registrant has two audit committee financial experts serving on its audit committee.

(2) The audit committee financial experts are Steven C. Good and Terrence J. Quinn. Mr. Good and Mr. Quinn are “independent” for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP, for the Registrant’s initial fiscal period ended November 30, 2004.

2004
Audit Fees	$85,000
Audit-related Fees	0
Tax	23,000
Other	0

Total	$108,000

     (e)(1) Audit Committee Pre-Approval Policies and Procedures.

     Before the auditor is (i) engaged by the Registrant to render audit, audit related or permissible non-audit services to the Registrant or (ii) with respect to non-audit services to be provided by the auditor to the Registrant’s investment adviser or any entity in the investment Registrant complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to the Registrant’s investment adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision shall be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable SEC rules and regulations.

     (e)(2) None of the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

     (f) No disclosures are required by this Item 4(f).

     (g) None.

     (h) No disclosures are required by this Item 4(h).

Item 5. Audit Committee of Listed Registrants.

     The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. Steven C. Good (Chair), Terrence J. Quinn and Michael B. Targoff are the members of the Registrant’s audit committee.

Item 6. Schedule of Investments.

     Please see the schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

     The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, Kayne Anderson Capital Advisors, L.P. (the “Adviser”). The respective Proxy Voting Policies and Procedures of the Registrant and the Adviser are attached as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV hereto.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Companies and Affiliated Purchasers.

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

     Not applicable.

Item 11. Controls and Procedures.

     (a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures as of a date within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

     (b) The Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

     (a)(1) Code of Ethics attached as EX-99.CODE ETH.

     (a)(2) Separate certifications of Principal Executive and Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached as EX-99.CERT.

     (b) Certification of Principal Executive and Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 furnished as EX-99.906 CERT.

     (99) Proxy Voting Policies of the Registrant attached as EX-99.VOTEREG.

     (99) Proxy Voting Policies of the Adviser attached as EX-99.VOTEADV.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/S/ RALPH COLLINS WALTER

Date:	February 8, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ KEVIN S. MCCARTHY

Date: February 8, 2005

By:	/S/ RALPH COLLINS WALTER

Date: February 8, 2005